Exhibit 10.1

PURCHASE AND SALE OF FUTURE RECEIVABLES

Agreement Dated:	11/29/2023	between RIVERSIDE CAPITAL NY (“RCNY”) and the Merchant listed below (“MERCHANT”)
and the individual(s) listed below (“Guarantor”)

MERCHANT INFORMATION

Merchant ’s Legal Name:	PARTS ID, LLC AND ALL ENTITIES LISTED ON THE “EXHIBIT A”

D/B/A:	PARTS ID, LLC AND ALL ENTITIES LISTED ON THE “EXHIBIT A”	State of Incorporation / Organization:	CA

Type of Entity	LLC

Physical Address:	1 CORPORATE DR

City:	CRANBURY	State:	NJ	Zip:	08512-3635	Business Phone:

Guarantor Name:	LEV MICHAILOVICH PEKER	Cellphone Number:	Email Address:

Mailing Address:	City:	State:	Zip:

Purchased Price:	$ 1,065,000.00	Purchased Percent:	40%	Purchased Amount:	$ 1,469,700.00

Payment Frequency:	DAILY	Remittance:	$ 15,400.00

PURCHASE AND SALE OF FUTURE RECEIVABLES

Merchant hereby sells, assigns and transfers to RCNY (making RCNY the absolute owner) in consideration of the “Purchase Price” specified above, the Purchased Percentage of all of Merchant’s Future Receipts, contract rights and other entitlements arising from or relating to the payment of monies from Merchant’s customers’ and/or other third party payors (the “Future Receipts” defined as all payments made by cash, check, electronic transfer or other form of monetary payment deposited into Merchants Bank Account), for the payments to Merchant as a result of Merchant’s sale of goods and/or services (the “Transactions”) until the “Purchased Amount has been delivered by or on behalf of Merchant to RCNY

Merchant is selling a portion of a future revenue stream to RCNY at a discount, not borrowing money from RCNY, therefore there is no interest rate or payment schedule and no time period during which the Purchased Amount must be collected by RCNY. The Remittance is a good faith estimate of Purchased Percentage multiplied by revenues of Merchant. Merchant going bankrupt or going out of business, or experiencing a slowdown in business, or a delay in collecting its receivables, in and of itself, does not constitute a breach of this Agreement. RCNY is entering this Agreement knowing the risks that Merchant’s business may slow down or fail, and RCNY assumes these risks based on Merchant’s representations, warranties and covenants in this Agreement, which are designed to give RCNY a reasonable and fair opportunity to receive the benefit of its bargain. Merchant and Guarantor are only guaranteeing their performance of the terms of this Revenue Purchase Agreement, and are not guaranteeing the payment of the Purchased Amount. The initial Remittance shall be as described above. The Remittance is subject to adjustment as set forth in Paragraph 1.4 and Paragraph 1.5.

RCNY will debit the Remittance each business day from only one depositing bank account, which account must be acceptable to, and pre-approved by, RCNY (the “Account”) into which Merchant and Merchant’s customers shall remit the Receipts from each Transaction, until such time as RCNY receives payment in full of the Purchased Amount. Merchant hereby authorizes RCNY to ACH debit the initial Remittance from the Account on the agreed upon Payment Frequency; a daily basis means any day that is not a United States banking holiday. RCNY’s payment of the Purchase Price shall be deemed the acceptance and performance by RCNY of this Agreement. Merchant understands that it is responsible for ensuring that the initial Remittance to be debited by RCNY remains in the Account and will be held responsible for any fees incurred by RCNY resulting from a rejected ACH attempt or an Event of Default. RCNY is not responsible for any overdrafts or rejected transactions that may result from RCNY’s ACH debiting the Agreed Remittance under the terms of this Agreement. Notwithstanding anything to the contrary in this Agreement or any other agreement between RCNY and Merchant, upon the occurrence of an Event of Default of the MERCHANT AGREEMENT TERMS AND CONDITIONS the Purchased Percentage shall equal 100%. A list of all fees applicable under this Agreement is contained in Appendix A and are hereby agreed to by Merchant. THE MERCHANT AGREEMENT “TERMS AND CONDITIONS”, THE “SECURITY AGREEMENT AND GUARANTY” AND THE “ADMINISTRATIVE FORM HEREOF, ARE ALL HEREBY INCORPORATED IN AND MADE A PART OF THIS MERCHANT AGREEMENT.

FOR THE MERCHANT (#1)

By:	LEV MICHAILOVICH PEKER
	(Print Name and Title)	(Signature)

FOR THE MERCHANT (#2)

By:
	(Print Name and Title)	(Signature)

BY OWNER/GUARANTOR (#1)

By:	LEV MICHAILOVICH PEKER
	(Print Name and Title)	(Signature)

BY OWNER/GUARANTOR (#2)

By:
	(Print Name and Title)	(Signature)

Initials: ________

MERCHANT AGREEMENT TERMS AND CONDITIONS

1 TERMS OF ENROLLMENT IN PROGRAM

1.1 Merchant Deposit Agreement and Processor. Merchant shall (A) execute an agreement acceptable to RCNY with a Bank acceptable to RCNY to obtain electronic fund transfer services for the Account, and (B) if applicable, execute an agreement acceptable to RCNY with a credit and debit card processor (the “Processor”) instructing the Processor to deposit all Receipts into the Account. Merchant shall provide RCNY and/or its authorized agent(s) with all of the information, authorizations and passwords necessary for verifying Merchant’s receivables, receipts, deposits and withdrawals into and from the Account. Merchant hereby authorizes RCNY and/or its agent(s) to withdraw from the Account via ACH debit the amounts owed to RCNY for the receipts as specified herein and to pay such amounts to RCNY. These authorizations apply not only to the approved Account but also to any subsequent or alternate account used by the Merchant for these deposits, whether pre- approved by RCNY or not. This additional authorization is not a waiver of RCNY’s entitlement to declare this Agreement breached by Merchant as a result of its usage of an account which RCNY did not first pre-approve in writing prior to Merchant’s usage thereof. The aforementioned authorizations shall be irrevocable without the written consent of RCNY.

1.2 Term of Agreement. This Agreement shall remain in full force and effect until the entire Purchased Amount and any other amounts due are received by RCNY as per the terms of this Agreement.

1.3 Future Purchase of Increments. Subject to the terms of this Agreement, RCNY offers to purchase additional Receipts in the “Increments” stated in on Page 1 of this Agreement, if any. RCNY reserves the right to delay or rescind the offer to purchase any Increment or any additional Receipts, in its sole and absolute discretion.

1.4 Reconciliation. As long as an Event of Default, or breach of this Agreement, has not occurred, once per calendar month Merchant may request a retroactive reconciliation of the total Remittance Amount(for the purposes of this Agreement “total Remittance Amount” shall be defined as all payments made by Merchant to RCNY after RCNY remitted the Purchase Price to Merchant). All requests hereunder must be in writing to Subs@riversidecapitalny.com. Said request must include copies of all of Merchant’s bank account statements, credit card processing statements, and accounts receivable report if applicable, for the requested month. RCNY retains the right the request additional documentation such as bank login or DecisionLogic access to view Merchant’s accounts, refusal to provide access shall be a breach of this Agreement and RCNY shall have no obligation to reconcile. Such reconciliation, if applicable, shall be performed by RCNY within five (5) Business Days following its receipt of Merchant’s request for reconciliation by either crediting or debiting the difference back to, or from, Merchants Bank Account so that the total amount debited by RCNY shall equal the Specific Percentage of the Future Receipts that Merchant Collected from the date of this Agreement up to and including the date of the Reconciliation request. Nothing set forth in this section shall be deemed to provide Merchant with the right to interfere with RCNY’s right and ability to debit Merchant’s Account while the Request is pending or to unilaterally modify the initial Remittance amount, in any method other than the ones listed in this Agreement.

1.5 Adjustments to the Remittance. As long an Event of Default, or breach of this Agreement, has not occurred and should the Merchant experience a decrease in its’ Future Receipts, Merchant may give notice to RCNY to request a decrease in the Remittance. All requests hereunder must be in writing to Subs@riversidecapitalny.com. and must include copies of all of Merchant’s bank account statements, credit card processing statements, and accounts receivable reports for the requested period. RCNY retains the right the request additional documentation such as bank login or DecisionLogic access to view Merchant’s accounts, refusal to provide access shall be a breach of this Agreement and RCNY shall have no obligation to reconcile. The Remittance shall be modified to more closely reflect the Merchant’s actual receipts by multiplying the Merchant’s actual receipts by the Purchased Percentage divided by the number of business days in the previous (2) calendar weeks or by other means that can more accurately estimate the Merchant’s Future Receipts. Merchant shall provide RCNY with viewing access to their bank account as well as all information reasonably requested by RCNY to properly calculate the Merchant’s Remittance. At the end of the two (2) calendar weeks the Merchant may request another adjustment pursuant to this paragraph or it is agreed that the Merchant’s Remittance shall return to the Remittance as agreed upon on Page 1 of this Agreement.

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1.6 Financial Condition. Merchant and Guarantor(s) (as hereinafter defined and limited) authorize RCNY and its agents to investigate their financial responsibility and history, and will provide to RCNY any authorizations, bank or financial statements, tax returns, etc., as RCNY deems necessary in its sole and absolute discretion prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed as acceptable as an authorization for release of financial and credit information. RCNY is authorized to update such information and financial and credit profiles from time to time as it deems appropriate.

1.7 Transactional History. Merchant authorizes all of its banks, brokers and processor to provide RCNY with Merchant’s banking, brokerage and/or processing history to determine qualification or continuation in this program and for collections purposes. Merchant shall provide RCNY with copies of any documents related to Merchant’s card processing activity or financial and banking affairs within five days after a request from RCNY.

1.8 Indemnification. Merchant and Guarantor(s) jointly and severally indemnify and hold harmless Processor, its officers, directors and shareholders against all losses, damages, claims, liabilities and expenses (including reasonable attorney’s fees) incurred by Processor resulting from (a) claims asserted by RCNY for monies owed to RCNY from Merchant and (b) actions taken by Processor in reliance upon any fraudulent, misleading or deceptive information or instructions provided by RCNY.

1.9 No Liability. In no event will RCNY be liable for any claims asserted by Merchant or Guarantors under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is waived by both Merchant and Guarantor(s). In the event these claims are nonetheless raised, Merchant and Guarantors will be jointly liable for all of RCNY’s attorney’s fees and expenses resulting therefrom.

1.10 Reliance on Terms. Section 1.1, 1.6, 1.7, 1.8 and 2.5 of this Agreement are agreed to for the benefit of Merchant, RCNY, Processor, and Merchant’s bank and notwithstanding the fact that Processor and the bank is not a party of this Agreement, Processor and the bank may rely upon their terms and raise them as a defense in any action.

1.11 Sale of Receipts. Merchant and RCNY agree that the Purchase Price under this Agreement is in exchange for the Purchased Amount, and that such Purchase Price is not intended to be, nor shall it be construed as a loan from RCNY to Merchant. Merchant agrees that the Purchase Price is in exchange for the Receipts pursuant to this Agreement, and that it equals the fair market value of such Receipts. RCNY has purchased and shall own all the Receipts described in this Agreement up to the full Purchased Amount as the Receipts are created. Payments made to RCNY in respect to the full amount of the Receipts shall be conditioned upon Merchant’s sale of products and services, and the payment therefore by Merchant’s customers. In no event shall the aggregate of all amounts or any portion thereof be deemed as interest hereunder, and in the event it is found to be interest despite the parties hereto specifically representing that it is NOT interest, it shall be found that no sum charged or collected hereunder shall exceed the highest rate permissible at law. In the event that a court nonetheless determines that RCNY has charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by applicable law and RCNY shall promptly refund to Merchant any interest received by RCNY in excess of the maximum lawful rate, it being intended that Merchant not pay or contract to pay, and that RCNY not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Merchant under applicable law. As a result thereof, Merchant knowingly and willingly waives the defense of Usury in any action or proceeding.

1.12 Power of Attorney. Merchant irrevocably appoints RCNY as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to RCNY from Processor, or in the case of a violation by Merchant of Section 1or the occurrence of an Event of Default under Section 3 hereof, including without limitation (i) to obtain and adjust insurance; (ii) to collect monies due or to become due under or in respect of any of the Collateral; (iii) to receive, endorse and collect any checks, notes, drafts, instruments, documents or chattel paper in connection with clause (i) or clause (ii) above; (iv) to sign Merchant’s name on any invoice, bill of lading, or assignment directing customers or account debtors to make payment directly to RCNY; and (v) to contact Merchant’s banks and financial institutions using Merchant and Guarantor(s) personal information to verify the existence of an account and obtain account balances (vi) to file any claims or take any action or institute any proceeding which RCNY may deem necessary for the collection of any of the unpaid Purchased Amount from the Collateral, or otherwise to enforce its rights with respect to payment of the Purchased Amount. In connection therewith, all costs, expenses and fees, including legal fees, shall be payable by merchant.

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1.13 Protections Against Default. The following Protections 1 through 8 may be invoked by RCNY immediately and without notice to Merchant in the event: (a) Merchant takes any action to discourage the use of electronic check processing that are settled through Processor, or permits any event to occur that could have an adverse effect on the use, acceptance, or authorization of checks or other payments or deposits for the purchase of Merchant’s services and products including but not limited to direct deposit of any checks into a bank account without scanning into the RCNY electronic check processor; (b) Merchant changes its arrangements with Processor or the Bank in any way that is adverse or unacceptable to RCNY; (c) Merchant changes the electronic check processor through which the Receipts are settled from Processor to another electronic check processor, or permits any event to occur that could cause diversion of any of Merchant’s check or deposit transactions to another processor; (d) Merchant intentionally interrupts the operation of this business transfers, moves, sells, disposes, or otherwise conveys its business and/or assets without (i) the express prior written consent of RCNY, and (ii) the written agreement of any RCNY or transferee to the assumption of all of Merchant’s obligations under this Agreement pursuant to documentation satisfactory to RCNY; (e) Merchant takes any action, fails to take any action, or offers any incentive—economic or otherwise—the result of which will be to induce any customer or customers to pay for Merchant’s services with any means other than payments, checks or deposits that are settled through Processor; (f) Merchant fails to provide RCNY with copies of any documents related to Merchant’s card processing activity of financial and banking affairs within five days after a request from RCNY, or (g) Merchant breaches any terms of this Agreement, including but not limited any of the Events of Default contained in Section 3.1 herein. These protections are in addition to any other remedies available to RCNY at law, in equity or otherwise pursuant to this Agreement.

Protection 1. The full uncollected Purchased Amount plus all fees (including reasonable attorney’s fees) due under this Agreement and the attached Security Agreement become due and payable in full immediately.

Protection 2. RCNY may enforce the provisions of the Limited Personal Guaranty of Performance against the Guarantor(s).

Protection 3. RCNY may enforce its security interest in the Collateral.

Protection 4. The entire Purchased Amount and all fee (including reasonable attorney’s fees) shall become immediately payable to RCNY from Merchant. Protection 5. RCNY may proceed to protect and enforce its right and remedies by lawsuit. In any such lawsuit, if RCNY recovers a Judgment against Merchant, Merchant shall be liable for all of RCNY’s costs of the lawsuit, including but not limited to all reasonable attorneys’ fees and court costs.

Protection 6. This Agreement shall be deemed Merchant’s Assignment of Merchant’s Lease of Merchant’s business premises to RCNY. Upon breach of any provision in this Agreement, RCNY may exercise its rights under this Assignment of Lease without prior Notice to Merchant.

Protection 7. RCNY may debit Merchant’s depository accounts wherever situated by means of ACH debit or facsimile signature on a computer-generated check drawn on Merchant’s bank account or otherwise for all sums due to RCNY.

1.14 Protection of Information. Merchant and each person signing this Agreement on behalf of Merchant and/or as Owner or Guarantor, in respect of himself or herself personally, authorizes RCNY to disclose information concerning Merchant’s and each Owner’s and each Guarantor’s credit standing (including credit bureau reports that RCNY obtains) and business conduct only to agents, affiliates, subsidiaries, and credit reporting bureaus. Merchant and each Owner and each Guarantor hereby and each waives to the maximum extent permitted by law any claim for damages against RCNY or any of its affiliates relating to any (i)investigation undertaken by or on behalf of RCNY as permitted by this Agreement or (ii) disclosure of information as permitted by this Agreement.

1.15 Confidentiality. Merchant understands and agrees that the terms and conditions of the products and services offered by RCNY, including this Agreement and any other RCNY documents (collectively, “Confidential Information”) are proprietary and confidential information of RCNY. Accordingly, unless disclosure is required by law or court order, Merchant shall not disclose Confidential Information of RCNY to any person other than an attorney, accountant, financial advisor or employee of Merchant who needs to know such information for the purpose of advising Merchant (“Advisor”), provided such Advisor uses such information solely for the purpose of advising Merchant and first agrees in writing to be bound by the terms of this section. A breach hereof entitles RCNY to not only damages and reasonable attorney’s fees but also to both a Temporary Restraining Order and a Preliminary Injunction without Bond or Security.

1.16 Publicity. Merchant and each of Merchant’s Owners and all Guarantors hereto all hereby authorizes RCNY to use its, his or her name in listings of clients and in advertising and marketing materials.

1.17 D/B/A’s. Merchant hereby acknowledges and agrees that RCNY may be using “doing business as” or “d/b/a” names in connection with various matters relating to the transaction between RCNY and Merchant, including the filing of UCC-1 financing statements and other notices or filings.

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2 REPRESENTATIONS, WARRANTIES AND COVENANTS

Merchant represents warrants and covenants that, as of this date and during the term of this Agreement:

2.1 Financial Condition and Financial Information. Merchant’s and Guarantors’ bank and financial statements, copies of which have been furnished to RCNY, and future statements which will be furnished hereafter at the discretion of RCNY, fairly represent the financial condition of Merchant at such dates, and since those dates there has been no material adverse changes, financial or otherwise, in such condition, operation or ownership of Merchant. Merchant and Guarantors have a continuing, affirmative obligation to advise RCNY of any material adverse change in their financial condition, operation or ownership. RCNY may request statements at any time during the performance of this Agreement and the Merchant and Guarantors shall provide them to RCNY within five business days after request from RCNY. Merchant’s or Guarantors’ failure to do so is a material breach of this Agreement.

2.2 Governmental Approvals. Merchant is in compliance and shall comply with all laws and has valid permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged and/or will engage in hereafter.

2.3 Authorization. Merchant, and the person(s) signing this Agreement on behalf of Merchant, have full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized.

2.4 Use of Funds. Merchant agrees that it shall use the Purchase Price for business purposes and not for personal, family, or household purposes.

2.5 Electronic Check Processing Agreement. Merchant will not change its Processor, add terminals, change its financial institution or bank account(s)or take any other action that could have any adverse effect upon Merchant’s obligations under this Agreement, without RCNY’s prior written consent. Any such changes shall be a material breach of this Agreement.

2.6 Change of Name or Location. Merchant will not conduct Merchant’s businesses under any name other than as disclosed to the Processor and RCNY, nor shall Merchant change any of its places of business without prior written consent by RCNY.

2.7 Daily Batch Out. Merchant will batch out receipts with the Processor on a daily basis ifapplicable.

2.8 Estoppel Certificate. Merchant will at every and all times, and from time to time, upon at least one (1) day’s prior notice from RCNY to Merchant, execute, acknowledge and deliver to RCNY and/or to any other person, firm or corporation specified by RCNY, a statement certifying that this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and stating the dates which the Purchased Amount or any portion thereof has been repaid.

2.9 No Bankruptcy. As of the date of this Agreement, Merchant is not insolvent and does not contemplate filing for bankruptcy in the next six months and has not consulted with a bankruptcy attorney or filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against Merchant. Merchant further warrants that it does not anticipate filing any such bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it.

2.10 Unencumbered Receipts. Merchant has good, complete, unencumbered and marketable title to all Receipts, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges and encumbrances of any kind or nature whatsoever or any other rights or interests that may be inconsistent with the transactions contemplated with, or adverse to the interests of RCNY.

2.11 Business Purpose. Merchant is a valid business in good standing under the laws of the jurisdictions in which it is organized and/or operates, and Merchant is entering into this Agreement for business purposes and not as a consumer for personal, family or householdpurposes.

2.12 Defaults under Other Contracts. Merchant’s execution of, and/or performance under this Agreement, will not cause or create an event of default by Merchant under any contract with another person or entity.

2.13 Good Faith. Merchant and Guarantors hereby affirm that Merchant is receiving the Purchase Price and selling RCNY the Purchased Amount in good faith and will use the Purchase Price funds to maintain and grow Merchant’s business.

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3 EVENTS OF DEFAULT AND REMEDIES

3.1 Events of Default. The occurrence of any of the following events shall constitute an “Event of Default” hereunder:

(a) Merchant or Guarantor shall violate any term or covenant in this Agreement;

(b) Any representation or warranty by Merchant in this Agreement shall prove to have been incorrect, false or misleading in any material respect when made;

(c) the sending of notice of termination by Merchant or verbally notifying RCNY of its intent to breach this Agreement;

(d) the Merchant fails to give RCNY 24 hours advance notice that there will be insufficient funds in the account such that the ACH of the Remittance amount will not be honored by Merchant’s bank, and the Merchant fails to supply all requested documentation and allow for daily and/or real time monitoring of its bank account;

(f) Merchant shall transfer or sell all or substantially all of its assets;

(g) Merchant shall make or send notice of any intended bulk sale or transfer by Merchant;

(h) Merchant shall use multiple depository accounts without the prior written consent of RCNY

(i) Merchant shall change its depositing account without the prior written consent of RCNY; or

(j) Merchant shall close its depositing account used for ACH debits without the prior written consent of RCNY

(k) Merchant’s bank returns a code other than NSF cutting RCNY from its collections

(l) Merchant shall default under any of the terms, covenants and conditions of any other agreement withRCNY.

3.2 Limited Personal Guaranty The Personal Guaranty that is executed in connection with this Agreement is a limited and non-recourse guaranty in that Guarantor shall not be liable hereunder if Merchant ceases operations/goes out of business.

3.3 Remedies. In case any Event of Default occurs and is not waived pursuant to Section 4.4. hereof, RCNY may proceed to protect and enforce its rights or remedies by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein, or to enforce the discharge of Merchant’s obligations hereunder (including the Guaranty) or any other legal or equitable right or remedy, including but not limited to filing of an ex-parte prejudgment remedy, and/or enforcing the Security Agreement contained herein. All rights, powers and remedies of RCNY in connection with this Agreement may be exercised at any time by RCNY after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

3.4 Costs. Merchant shall pay to RCNY all reasonable costs associated with (a) an Event or Default, (b) breach by Merchant of the Covenants in this Agreement and the enforcement thereof, and(c) the enforcement of RCNY’s remedies set forth in this Agreement, including but not limited to court costs and attorneys’ fees.

3.5 Required Notifications. Merchant is required to give RCNY written notice within 24 hours of any filing under Title 11 of the United States Code. Merchant is required to give RCNY seven days’ written notice prior to the closing of any sale of all or substantially all of the Merchant’s assets or stock.

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4 MISCELLANEOUS

4.1 Modifications; Agreements. No modification, amendment, waiver or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by RCNY.

4.2 Assignment. RCNY may assign, transfer or sell its rights to receive the Purchased Amount or delegate its duties hereunder, either in whole or in part.

4.3 Notices. All notices, requests, consents, demands and other communications hereunder shall be delivered by certified mail, return receipt requested, to the respective parties to this Agreement at the addresses set forth in this Agreement. Notices to RCNY shall become effective only upon receipt by RCNY. Notices to Merchant shall become effective three days after mailing.

4.4 Waiver Remedies. No failure on the part of RCNY to exercise, and no delay in exercising any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity.

4.5 Binding Effect; Governing Law, Venue and Jurisdiction. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, except that Merchant shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of RCNY which consent may be withheld in RCNY’s sole discretion. This Agreement shall be governed by and construed in accordance with the laws of the State Connecticut. Any suit, action or proceeding arising hereunder, or the interpretation, performance or breach hereof, shall be, if RCNY so elects, instituted in any Connecticut state court sitting in the county of Fairfield, or the State of New York, county of Kings, without regard to conflict of law provisions (together the “Acceptable Forum”). The parties agree that the Acceptable Forum shall be the sole and exclusive forum for any and all disputes and/or litigation arising out of or relating to this Agreement and the Parties agree that the Acceptable Forum is convenient and submit to the jurisdiction of the Acceptable Forum and irrevocably waive any and all objections to jurisdiction or venue. Should a proceeding be initiated in any other forum, the parties waive any right to oppose any motion or application made by either party to transfer such proceeding to an Acceptable Forum. Merchant and Guarantor hereby agree that the mailing of any Summons and Complaint in any proceeding commenced by RCNY by certified or registered mail, return receipt requested to the Mailing Address listed on this Agreement, or via email to the Email Address listed on this Agreement, or any other process required by any such court will constitute valid and lawful service of process against them without the necessity for service by any other means provided by statute or rule of court, but without invalidating service performed in accordance with such other provisions.

4.6 Survival of Representation, etc. All representations, warranties and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated.

4.7 Interpretation. All Parties hereto have reviewed this Agreement with attorney of their own choosing and have relied only on their own attorneys’ guidance and advice. No construction determinations shall be made against either Party hereto as drafter.

4.8 Severability. In case any of the provisions in this Agreement or any security or guaranty of this Agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any other provision contained herein shall not in any way be affected or impaired.

4.9 Entire Agreement. Any provision hereof prohibited by law shall be ineffective only to the extent of such prohibition without invalidating the remaining provisions hereof. This Agreement and the Security Agreement and Guaranty hereto embody the entire agreement between Merchant and RCNY and supersede all prior agreements and understandings relating to the subject matter hereof.

4.10 JURY TRIAL WAIVER. THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OR THE ENFORCEMENT HEREOF. THE PARTIES HERETO ACKNOWLEDGE THAT EACH MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.

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4.11 CLASS ACTION WAIVER. THE PARTIES HERETO WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW AS AGAINST PUBLIC POLICY. TO THE EXTENT EITHER PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES HEREBY AGREE THAT: (1) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS’ FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOT WITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT); AND (2) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.

4.12 Facsimile & Digital Acceptance. Facsimile signatures and digital signatures hereon shall be deemed acceptable for all purposes.

4.13 Prejudgment Remedy Waiver. EACH AND EVERY MERCHANT AND GUARANTOR OF THIS AGREEMENT, AND EACH OTHER PERSON OR ENTITY WHO MAY BECOME LIABLE FOR ALL OR ANY PART OF THIS OBLIGATION, HEREBY ACKNOWLEDGE THAT THE TRANSACTION OF WHICH THIS AGREEMENT IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED UNDER CONNECTICUT GENERAL STATUTES SECTIONS 52-278a TO 52-278m, INCLUSIVE, OR BY OTHER APPLICABLE LAW EACH AND EVERY MERCHANT AND GUARANTOR OF THIS AGREEMENT HEREBY WAIVE (A) ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER IN CONNECTION WITH ANY AND ALL PREJUDGMENT REMEDIES TO WHICH RCNY MAY BECOME ENTITLED BY VIRTUE OF ANY DEFAULT OR PROVISION OF THIS AGREEMENT OR SECURITY AGREEMENT SECURING THIS AGREEMENT AND (B) ALL RIGHTS TO REQUEST THAT RCNY POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT SAID MERCHANT OR GUARANTOR AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY RCNY BY VIRTUE OF ANY DEFAULT OR PROVISION OF THIS AGREEMENT OR SECURITY OR GUARANTY AGREEMENT SECURING THIS AGREEMENT.

AS A CONDITION OF THIS AGREEMENT AND AS PART OF THE SAID PREJUDGMENT REMEDY WAIVER ABOVE, BUT NOT AN EXCLUSIVE REMEDY, EACH AND EVERY MERCHANT AND GUARANTOR OF THIS AGREEMENT, AND EACH OTHER PERSON OR ENTITY WHO MAY BECOME LIABLE FOR ALL OR ANY PART OF THIS OBLIGATION HEREBY ACKNOWLEDGE, UNDERSTAND, AGREE AND CONSENT THAT RCNY MAY ATTACH OR GARNISH ANY AND ALL OF MERCHANT AND GUARANTOR’S MONEY HELD IN ANY BANK ACCOUNT AT ANY BANKING INSTITUTION IF THAT BANKING INSTITUTION HAS A BRANCH OR OFFICE PHYSICALLY LOCATED IN CONNECTICUT AND/OR IS REGISTERED WITH THE SECRETARY OF STATE/AUTHORIZED TO CONDUCT BUSINESS IN CONNECTICUT.

THE PARTIES HERETO AGREE THAT THEY HAVE HAD THE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL OF THEIR OWN CHOOSING WITH RESPECT TO THE TERMS AND CONDITIONS HEREIN AS WELL AS THEIR MEANING

Initials: ________

SECURITY AGREEMENT AND GUARANTY

Merchant’s Legal Name:	PARTS ID, LLC AND ALL ENTITIES LISTED ON THE “EXHIBIT A”

D/B/A:	PARTS ID AND ALL ENTITIES LISTED ON THE “EXHIBIT A”	Federal ID#:	81-3674868

Physical Address:	1 CORPORATE DR	City:	CRANBURY	State:	NJ	Zip:	08512-3635

Additional Guarantor(s).

SECURITY AGREEMENT

Security Interest. This Agreement will constitute a security agreement under the Uniform Commercial Code. Merchant and Guarantor(s) grants to RCNY a security interest in and lien upon all of their present and future: (a) accounts (the “Accounts Collateral”), chattel paper, documents, equipment, general intangibles, instruments, and inventory, as those terms are each defined in Article 9 of the Uniform Commercial Code (the “UCC”), now or hereafter owned or acquired by Merchant and/or Guarantor(s), (b) all proceeds, as that term is defined in Article 9 of the UCC (c) funds at any time in the Merchant’s and/or Guarantor(s) Account, regardless of the source of such funds, (d) present and future Electronic Check Transactions, and (e) any amount which may be due to RCNY under this Agreement, including but not limited to all rights to receive any payments or credits under this Agreement (collectively, the “Collateral “). Merchant agrees to provide other security to RCNY upon request to secure Merchant’s obligations under this Agreement. Merchant agrees that, if at any time there are insufficient funds in Merchant’s Account to cover RCNY’s entitlements under this Agreement, RCNY is granted a further security interest in all of Merchant’s assets of any kind whatsoever, and such assets shall then become Collateral. These security interests and liens will secure all of RCNY’s entitlements under this Agreement and any other agreements now existing or later entered into between Merchant, RCNY or an affiliate of RCNY is authorized to file any and all notices or filings it deems necessary or appropriate to enforce its entitlements hereunder.

This security interest may be exercised by RCNY without notice or demand of any kind by making an immediate withdrawal or freezing the Collateral. RCNY shall have the right to notify account debtors at any time. Pursuant to Article 9 of the Uniform Commercial Code, as amended from time to time, RCNY has control over and may direct the disposition of the Collateral, without further consent of Merchant. Merchant hereby represents and warrants that no other person or entity has a security interest in the Collateral.

With respect to such security interests and liens, RCNY will have all rights afforded under the Uniform Commercial Code, any other applicable law and in equity. Merchant will obtain from RCNY written consent prior to granting a security interest of any kind in the Collateral to a third party. Merchant and Guarantor (s) agree(s) that this is a contract of recoupment and RCNY is not required to file a motion for relief from a bankruptcy action automatic stay to realize on any of the Collateral. Nevertheless, Merchant and Guarantor(s) agree(s) not to contest or object to any motion for relief from the automatic stay filed by RCNY. Merchant and Guarantor(s) agree(s) to execute and deliver to RCNY such instruments and documents RCNY may reasonably request to perfect and confirm the lien, security interest and right of setoff set forth in this Agreement. RCNY is authorized to execute all such instruments and documents in Merchant’s and Guarantor(s) name.

Merchant and Guarantor(s) each acknowledge and agree that any security interest granted to RCNY under any other agreement between Merchant or Guarantor(s) and RCNY (the “Cross-Collateral”) will secure the obligations hereunder and under the Merchant Agreement. Merchant and Guarantor(s) each agrees to execute any documents or take any action in connection with this Agreement as RCNY deems necessary to perfect or maintain RCNY’s first priority security interest in the Collateral and the Additional Collateral, including the execution of any account control agreements. Merchant and Guarantor(s) each hereby authorizes RCNY to file any financing statements deemed necessary by RCNY to perfect or maintain RCNY’s security interest. Merchant and Guarantor(s) shall be liable for, and RCNY may charge and collect, all costs and expenses, including but not limited to attorney’s fees, which may be incurred by RCNY in protecting, preserving and enforcing RCNY’s security interest and rights.

Initials: ________

Negative Pledge. Merchant and Guarantor(s) each agrees not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of the Collateral or the Additional Collateral, as applicable.

Consent to Enter Premises and Assign Lease. RCNY shall have the right to cure Merchant’s default in the payment of rent on the following terms. In the event Merchant is served with papers in an action against Merchant for nonpayment of rent or for summary eviction, RCNY may execute its rights and remedies under the Assignment of Lease. Merchant also agrees that RCNY may enter into an agreement with Merchant’s landlord giving RCNY the right: (a) to enter Merchant’s premises and to take possession of the fixtures and equipment therein for the purpose of protecting and preserving same; and/or (b) to assign Merchant’s lease to another qualified business capable of operating a business comparable to Merchant’s at such premises.

Remedies. Upon any Event of Default, RCNY may pursue any remedy available at law (including those available under the provisions of the UCC), or in equity to collect, enforce, or satisfy any obligations then owing to RCNY, whether by acceleration or otherwise.

GUARANTY OF PERFORMANCE

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE “MERCHANT AGREEMENT”, INCLUDING THE “TERMS AND CONDITIONS”, ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS SECURITY AGREEMENT AND GUARANTY. CAPITALIZED TERMS NOT DEFINED IN THIS SECURITY AGREEMENT AND GUARANTY, SHALL HAVE THE MEANING SET FORTH IN THE MERCHANT AGREEMENT, INCLUDING THE TERMS AND CONDITIONS.

RCNY As an additional inducement for RCNY to enter into this Agreement, the undersigned Guarantor(s) hereby provides RCNY with this Guaranty. Guarantor(s) will not be personally liable for any amount due under this Agreement unless Merchant commits an Event of Default pursuant to Paragraph 3.1 of this Agreement. Each Guarantor shall be jointly and severally liable for all amounts owed to RCNY in the Event of Default. Guarantor(s) guarantee Merchant’s good faith, truthfulness and performance of all of the representations, warranties, covenants made by Merchant in this Agreement as each may be renewed, amended, extended or otherwise modified (the “Guaranteed Obligations”).Guarantor’s obligations are due at the time of any breach by Merchant of any representation, warranty, or covenant made by Merchant in the Agreement.

Guarantor Waivers. In the event of a breach of the above, RCNY may seek recovery from Guarantors for all of RCNY’s losses and damages by enforcement of RCNY’s rights under this Agreement without first seeking to obtain payment from Merchant, any other guarantor, or any Collateral or Additional Collateral RCNY may hold pursuant to this Agreement or any other guaranty.

RCNY does not have to notify Guarantor of any of the following events and Guarantor will not be released from its obligations under this Agreement if it is not notified of: (i) Merchant’s failure to pay timely any amount required under the Merchant Agreement; (ii) any adverse change in Merchant’s financial condition or business; (iii) any sale or other disposition of any collateral securing the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations; (iv) RCNY’s acceptance of this Agreement; and (v) any renewal, extension or other modification of the Merchant Agreement or Merchant’s other obligations to RCNY. In addition, RCNY may take any of the following actions without releasing Guarantor from any of its obligations under this Agreement: (i) renew, extend or otherwise modify the Merchant Agreement or Merchant’s other obligations to RCNY; (ii) release Merchant from its obligations to RCNY; (iii) sell, release, impair, waive or otherwise fail to realize upon any collateral securing the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations; and (iv) foreclose on any collateral securing the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations in a manner that impairs or precludes the right of Guarantor to obtain reimbursement for payment under this Agreement. Until the Purchased Amount and Merchant’s other obligations to RCNY under the Merchant Agreement and this Agreement are paid in full, Guarantor shall not seek reimbursement from Merchant or any other guarantor for any amounts paid by it under this Agreement. Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against Merchant, any other guarantor, or any collateral provided by Merchant or any other guarantor, for any amounts paid by it, or acts performed by it, under this Agreement: (i) subrogation; (ii) reimbursement; (iii) performance; (iv) indemnification; or (v) contribution. In the event that RCNY must return any amount paid by Merchant or any other guarantor of the Guaranteed Obligations because that person has become subject to a proceeding under the United States Bankruptcy Code or any similar law, Guarantor’s obligations under this Agreement shall include that amount.

Initials: ________

Guarantor Acknowledgement. Guarantor acknowledges that: (i) He/She is bound by the Class Action Waiver provision in the Merchant Agreement Terms and Conditions; (ii) He/She understands the seriousness of the provisions of this Agreement; (ii) He/She has had a full opportunity to consult with counsel of his/her choice; and (iv) He/She has consulted with counsel of its choice or has decided not to avail himself/herself of that opportunity.

FOR THE MERCHANT (#1)

By:	LEV MICHAILOVICH PEKER
	(Print Name and Title)	(Signature)

SSN#	Driver’s License Number

FOR THE MERCHANT (#2)

By:
	(Print Name and Title)	(Signature)

SSN#	Driver’s License Number

FOR THE GUARANTOR(S) (#1)

By:	LEV MICHAILOVICH PEKER
	(Print Name and Title)	(Signature)

SSN#	Driver’s License Number

FOR THE GUARANTOR(S) (#2)

By:
	(Print Name and Title)	(Signature)

SSN#	Driver’s License Number

Initials: ________

APPENDIX A - THE FEE STRUCTURE:

A.	Underwriting Fee Minimum of $1,000.00 or up to 15% of the purchase price for underwriting fees, broker fees and related expenses. These upfront fees shall be deducted from the Purchase Price stated above with the remaining net being disbursed to Merchant and related expenses.

B.	Origination Fee Minimum of $1,000.00 or up to 28% of the purchase price to cover cost of Origination and ACH Setup. These upfront fees shall be deducted from the Purchase Price stated above, with the remaining net being disbursed to Merchant.

C.	NSF Fee (Standard) $35.00 (each). Each returned payment without notice is a default.

D.	Rejected ACH / Blocked ACH / Default Fee $5,000.00 When Merchant BLOCKS Account from our Debit ACH, or when Merchant directs the bank to reject our Debit ACH,which places themin default(per contract).When Merchantchanges bank Accountcutting us off fromour collections.

E.	Bank Change Fee $50.00 When Merchant requires a change of Bank Account to be Debited, requiring us to adjust our system.

F.	Inaccessible Login Fee: $50.00 per day – When Merchant changes bank account login during duration of the Merchant Agreement. If login will not be provided it will be considered a default.

G.	Wire Fee - Each Merchant shall receive their funding electronically to their designated bank account and will be charged $50.00 for a Fed Wire or $0.00 for a bank ACH.

H.	Attorney’sFee: RCNY shall be entitled to its reasonable attorney’s fees and costs in addition to any other relief, at law or equity, awarded by a court of competent jurisdiction if it prevails on any claim, causes of action and/or defense, including an appeal. RCNY shall also be permitted to collect its reasonably attorney’s fees if RCNY refers this Agreement to legal counsel, pre-judgment, to collect any balance due resulting from a breach of this Agreement by Merchant or Guarantor.

I.	Unauthorized Account Fee: $5,000.00 (if a merchant blocks RCNY’s ACH debit of the Account, bounces more than 2 debits of the Account, or simultaneously uses multiple bank accounts or credit- card processors to process its receipts).

J.	DefaultFee: $5,000.00 or upto 10% of the funded amount (if a merchant changes bank accounts or switches to another credit card process or without RCNY’ s consent, or commits another default pursuant to the Agreement) or bounces a debit without notification.

K.	Risk Assessment Fee: $249.00

L.	UCC Fee: $195.00

M.	Management Fee: Commencing at date funded (the “Start Date”), merchant shall pay a fee of $499.00 per month (the “Monthly Fee”), at a minimum of three months.

FOR THE MERCHANT (#1)

By:	LEV MICHAILOVICH PEKER
	(Print Name and Title)	(Signature)

FOR THE MERCHANT (#2)

By:
	(Print Name and Title)	(Signature)

Initials: ________

RIVERSIDE CAPITAL NY

PREPAYMENT DISCOUNT ADDENDUM

This is an addendum for your contract dated 11/29/2023 for PARTS ID, LLC. This addendum stipulates the following:

-	If paid within 30 Calendar days, the rate will be adjusted to 1.26%
-	If paid within 60 Calendar days, the rate will be adjusted to 1.33%

This addendum will only be considered if the following conditions are met:

-	No Missed Payment
-	No additional Positions are added.

Merchant Signature: LEV MICHAILOVICH PEKER

________________

Title:____OWNER_________

Date: __11/29/2023___

Note

RIVERSIDE CAPITAL NY Approval is good if funded within 10 days.

Thanks

ADDENDUM TO REVENUE PURCHASE AGREEMENT

This ADDENDUM TO REVENUE PURCHASE AGREEMENT (this “Addendum”), dated November 30, 2023, is entered into by and among the following parties:

Riverside Capital NY, a New York company (“Company”); and

Business Legal Name: Parts ID INC

D/B/A: Parts ID (“Parts ID”); and

W-I-T-N-E-S-S-E-T-H

WHEREAS, Company and Parts ID entered into that certain REVENUE PURCHASE AGREEMENT dated November 30, 2023 whereby Company purchased $1,540,000.00 of Parts ID’s future accounts- receivable for an up-front purchase price of $1,100,000.00 (the “Agreement”); and

WHEREAS, the Agreement was executed by Lev M. Peker (“Peker”) as agent of Parts ID; and

WHEREAS, the parties agree to abide by the terms of this Addendum and that this Addendum will reflect the intent of the Agreement.

NOW, THEREFORE, for good and valuable consideration, the mutual receipts and sufficiency of which is hereby acknowledged, the parties to this Addendum hereby agree to the foregoing and as follows:

1. All capitalized terms used herein shall have the meaning set forth in the respective Agreement, unless otherwise indicated herein.

2. This Addendum incorporates the Agreement by reference. The terms of this Addendum will control to the extent they conflict with any of the terms in the Agreement.

3. Company and Parts ID agree that the Guaranty of Performance section in the Agreement is not applicable.

4. Company and Parts ID agree that Peker executed the Agreement as an agent of Parts ID and not in his personal capacity.

5. Company and Parts ID agree that Peker is not the “Guarantor” as that term is defined in the Agreement and all references to “Guarantor” in the Agreement shall not apply to Peker.

6. Company and Parts ID agree that any references to “Guarantor” in the Agreement shall mean Parts ID.

7. If an “Event of Default” as such term is defined in the Agreement shall occur, Company waives any and all rights and remedies by suit in equity or by action at law against Peker and will not seek any damages or other legal or equitable rights or remedies against Peker. Moreover, Company will not attach or garnish any of Peker’s bank accounts, wages, real property or other assets.

8. Notwithstanding anything in this Addendum or in the Agreement to the contrary, the Company agrees: (i) for the benefit of Lind Global Fund II LP (the “Senior Lender”) that its security interest in any Collateral (“Junior Security Interest”) shall be subordinated and shall rank in right and priority behind any security interest in the Collateral granted to the Senior Lender and (ii) it shall not file any Uniform Commercial Code financing statements in connection with the Junior Security Interest without prior written notice to each of Parts ID and the Senior Lender of the Company’s intention to make such filing.

9. Company and Parts ID agree that Section 2.9 of the Agreement shall be amended and restated in its entirety as follows: “No Bankruptcy. As of the date of this Agreement, Merchant has not filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against Merchant; provided however, that in the event Merchant voluntarily files a petition for bankruptcy protection under Title 11 of the United States Code, Merchant shall use reasonable best efforts as permitted under applicable laws and regulations to repay in full the Purchased Amount to Company. Merchant further warrants that it does not anticipate that an involuntary petition will be filed against it.”

10. The parties agree that this Addendum shall not modify or change any other terms or obligations of Company or Parts ID under the Agreement. The parties hereto agree that this Addendum represents the complete and final expression of the parties’ intent and that no prior or contemporaneous oral or written agreement may be used to modify the terms herein.

11. Company and Parts ID agree that Section 1.12 Power of Attorney shall be deleted in its entirety from the Agreement and shall be of no further force or effect.

ADDENDUM TO REVENUE PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Addendum to the Revenue Purchase Agreement as of the date first above written.

RIVERSIDE CAPITAL NY

By:	/s/ Joel Geta
Name:	Joel Geta
Title:	Managing Member

PARTS ID INC

By:	/s/ LEV M. PEKER
Name:	LEV M. PEKER
Title:	CHIEF EXECUTIVE OFFICER

RIVERSIDE CAPITAL NY

PREPAYMENT DISCOUNT ADDENDUM

This is an addendum for your contract dated 11/29/2023 for PARTS ID, LLC. This addendum stipulates the following:

-	If paid within 30 Calendar days, the rate will be adjusted to 1.26%
-	If paid within 60 Calendar days, the rate will be adjusted to 1.33%

This addendum will only be considered if the following conditions are met:

-	No Missed Payment
-	No additional Positions are added.

Merchant Signature: LEV MICHAILOVICH PEKER

________________

Title:____OWNER_________

Date: __11/29/2023___

Note

RIVERSIDE CAPITAL NY Approval is good if funded within 10 days.

Thanks